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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 17, 2003



                            ZOLL MEDICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



       Massachusetts                 000-20225                  04-2711626
(State or Other Jurisdic         (Commission File             (IRS Employer
     of Incorporation)                Number)               Identification No.)



        32 Second Avenue, Northwest Park, Burlington, Massachusetts 01803
                    (Address of principal executive offices)


                                 (781) 229-0020
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits


         Exhibit No.                         Description
         -----------                         -----------

         99.1                                Press release issued July 17, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. On July 17, 2003, ZOLL Medical Corporation issued the press release attached to this Form 8-K as Exhibit 99.1.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003

                                     ZOLL MEDICAL CORPORATION



                                     By: /s/ Richard A. Packer
                                         ---------------------------------------
                                     Name:  Richard A. Packer
                                     Title: Chairman and Chief Executive Officer